                                                                 EXHIBIT 10.6(b)



THESE WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER THE SECURITIES LAWS OR "BLUE SKY" LAWS OF ANY STATE. AS A RESULT, SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR APPLICABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS THEREOF. ANY SALE OR TRANSFER OF SUCH SECURITIES, OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IS SUBJECT TO THE PRIOR DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE ISSUER THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.


                               WARRANT CERTIFICATE

Series "F" No. 4                                                853,040 Warrants


                         WARRANTS TO PURCHASE SHARES OF

                                 COMMON STOCK OF

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.


                            VOID AFTER JULY 31, 2001


        This certifies that, for value received, DIGITAL IMAGING TECHNOLOGIES, INC., a Delaware corporation ("DITI"), is the registered holder of the number of Warrants (the "WARRANTS") set forth above. Each Warrant entitles DITI, or its permitted successors and assigns ("HOLDERS"), to purchase from INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation (the "COMPANY"), subject to the terms and conditions set forth hereinafter, one fully paid and nonassessable share (a "WARRANT SHARE") of common stock, $.01 par value per share, of the Company for Three Dollars and Fifty-Six Cents ($3.56). The Warrants may be exercised at any time or from time to time on or after the date hereof and will expire at 5:00 p.m., Los Angeles time, on July 31, 2001, or if such date shall be a holiday or a day on which banks are authorized to close, then the next following date which is neither a holiday or a day on which banks are authorized to close (the "EXPIRATION DATE"). Upon the Expiration Date, all rights evidenced by the Warrants shall cease and the Warrants shall become void. Exercise of a Warrant Share shall be made by surrender of this Warrant Certificate to the Company at its principal office located at 9162 Eton Avenue, Chatsworth, California 91311 with the form of election to purchase appearing at the end of this Warrant Certificate duly completed and signed, and accompanied by payment of the Exercise Price in cash or by certified or official bank check payable to the order of the Company.

        1. Definitions. As used in this Warrant Certificate, the following terms shall have the following meanings:

               1.1 "CLOSING PRICE" shall mean the closing price per share of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or traded on any such exchange, on the NASDAQ National Market System or, if not listed or traded on any such exchange or system, the mean of the closing bid and asked prices per share on

NASDAQ or, if such quotations are not available, the fair market value as reasonably determined by the Board of Directors of the Company or any committee of such Board.

               1.2 "COMMON STOCK" means (i) the class of stock designated as the common stock, $.01 par value per share, of the Company on the date hereof or
(ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. Unless the context requires otherwise, all references to Common Stock and Warrant Shares in this Warrant Certificate shall, in the event of an adjustment pursuant to
Section 11 hereof, be deemed to refer also to any other securities or property then issuable upon exercise of the Warrants as a result of such adjustment.

               1.3 "EXERCISE PERIOD" shall mean the period from the date hereof to 5:00 p.m., Los Angeles time on the Expiration Date.

               1.4 "EXERCISE PRICE" means Three Dollars and Fifty-Six Cents ($3.56) per share of Common Stock, as adjusted from time to time pursuant to
Section 11.

               1.5 "EXPIRATION DATE" means July 31, 2001, or if such date shall be a holiday or a day on which banks are authorized to close, then the next following date which is neither a holiday or a day on which banks are authorized to close.

               1.6 "REGISTRATION RIGHTS AND STANDSTILL AGREEMENT" means the Registration Rights and Standstill Agreement dated as of even date herewith between the Company and DITI.

        2. Exercise. Each Warrant shall entitle the Holder to purchase one Warrant Share (or such number of Warrant Shares as may result from adjustments made from time to time as provided herein) upon the exercise thereof during the Exercise Period at the Exercise Price; provided, however, that the Warrants are exercisable only for whole shares and cash will be paid in lieu of fractional shares in accordance with Section 4.3.

        3. Form of Warrant Certificate. All certificates representing the Warrants ("WARRANT CERTIFICATES"), which may hereinafter be issued and the forms of election to purchase shares to accompany such Warrant Certificates shall be substantially in the form of this Warrant Certificate and may have such letters, numbers or other marks of identification or designation and such legends (including, without limitation, a legend referring to restrictions on resale by statutory underwriters), summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Certificate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the NASDAQ National Market System or any stock exchange on which the Warrants may from time to time be listed. All Warrant Certificates shall be executed on behalf of the Company by its President or any Vice President. Warrants shall be dated as of the date of issuance either upon their initial issuance or transfer by the Company.

        4. Duration and Exercise of Warrants.

               4.1 (a) Exercise Period. The Warrants may be exercised at any time or from time to time during the Exercise Period. Upon the Expiration Date, all rights evidenced by the Warrants shall cease and the Warrants shall become void.

                      (b) Manner of Exercise. Subject to the provisions of this Warrant Certificate, the Holder shall have the right to purchase from the Company (and the Company shall issue and sell to the Holder) the number of fully paid and nonassessable Warrant Shares set forth on this Warrant Certificate (or such number of Warrant Shares as may result from adjustments made from time to time as provided in this Warrant Certificate), at the Exercise Price, upon (i) surrender of the Warrant Certificate to the Company at its principal office located at 9162 Eton Avenue, Chatsworth, California 91311 with the exercise form attached hereto duly completed and signed by the Holder or by a duly appointed legal representative thereof or by a duly authorized attorney and (ii) payment in cash or in certified or official bank check payable to the order of the Company of the Exercise Price for the Warrant Share or Warrant Shares in respect of which such Warrant is then exercised. Upon surrender of a Warrant Certificate, and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as Holder may designate, a certificate or certificates for the number of Warrant Shares so purchased upon the exercise of such Warrant, together with cash in respect of any fraction of a Warrant Share issuable upon such surrender.

               4.2 Unexercised Portion. In the event that less than all of the Warrants represented by this Warrant Certificate are exercised before 5:00 p.m., Los Angeles time, on the Expiration Date, a new Warrant Certificate, duly executed by the Company, will be issued for the remaining number of Warrants exercisable pursuant to the Warrant Certificate so surrendered.

               4.3 No Fractional Shares. Warrants may not be exercised for a fraction of a share. In lieu of issuing fractional shares, the Company will pay an amount in cash equal to that fractional interest of the then current Closing Price per share of Common Stock.

               4.4 Adjustments. The number of Warrant Shares to be received upon the exercise of a Warrant is subject to adjustment from time to time as hereinafter set forth.

        5. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the original issuance of the Warrants and of the shares of Common Stock issuable upon the exercise of Warrants; provided, however, that the Company shall not be required to (a) pay any tax which may be payable in respect to any transfer involved in the transfer and delivery of Warrant Certificates or the issuance or delivery of certificates for Warrant Shares in a name other than that of the Holder upon the exercise of a Warrant or (b) issue or deliver any certificate for Warrant Shares upon the exercise of any Warrants until any such tax required to be paid under clause (a) shall have been paid, all such tax being payable by the Holder at the time of surrender.

        6. Mutilated or Missing Warrants. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of a substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor and evidencing the number of Warrant Shares purchasable upon exercise of the Warrant Certificate so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to it. Applicants for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

        7. Reservation of Warrant Shares; Stock Certificates. The Company shall at all times reserve for issuance and delivery upon exercise of the Warrants, such number of Warrant Shares or other shares of capital stock of the Company from time to time issuable upon exercise of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

        8. Registration of Warrants and Warrant Shares.

               8.1 Unregistered Status of Warrants and Warrant Shares. Neither the Warrants nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or qualified under applicable state securities laws and may not be transferred, sold, assigned, pledged or otherwise disposed of unless (i) a registration statement under the Securities Act shall have become effective with respect thereto and all applicable qualifications under state securities laws shall have been obtained with respect thereto or (ii) a written opinion from counsel for the Holder reasonably satisfactory to the Company has been obtained stating that no such registration or qualification is required.

                      8.2 Registration Rights. The Holder is entitled to certain registration rights from the Company as set forth in the Registration Rights and Standstill Agreement.

        9. Exchange, Transfer or Assignment of Warrant. Warrants may not be transferred, sold, assigned, pledged or otherwise disposed of unless and until IRIS receives from the transferee, buyer, assignee, pledgee or other recipient (and from such person's spouse, if applicable) a written consent to be bound by all of the terms and conditions of the Registration Rights and Standstill Agreement. Subject to the preceding sentence and Section 8.1, Warrants may be assigned or transferred, at the option of the Holder, upon surrender of Warrant Certificates to the Company, accompanied (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered Holder or by a duly authorized representative or attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee and the surrendered Warrant Certificate shall be canceled by the Company. Any new Warrant or Warrants issued pursuant to this Section 9 shall be dated as of the date of issuance by the Company.

        10. Rights of Warrant Certificate Holder. The Holder shall not, by virtue of being the holder of any Warrant Certificate or Warrants, be entitled to any rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant Certificate.

        11. Antidilution Provisions. The Exercise Price, the number of Warrant Shares that may be purchased upon the exercise of a Warrant and the number of Warrants outstanding will be subject to change or adjustment as follows:

               11.1 Stock Dividends and Stock Splits. If at any time after the date of the issuance of the Warrants and before 5:00 p.m., Los Angeles, time, on the Expiration Date, (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of such subdivision or split-up, as the case may be, the number of shares to be delivered upon exercise of any Warrant will be appropriately increased so that the Holder thereafter will be entitled to receive the number of shares of Common Stock that the Holder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be appropriately adjusted. The time of occurrence of an event giving rise to an adjustment made pursuant to this
Section 11.1 shall, in the case of a subdivision, combination or reclassification, be the effective date thereof and shall, in the case of a dividend or distribution, be the record date thereof.

               11.2 Combination of Stock. If the number of shares of Common Stock outstanding at any time after the date of the issuance of the Warrants and before 5:00 p.m., Los Angeles time, on the Expiration Date shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of any Warrant will be appropriately decreased so that the Holder thereafter will be entitled to receive the number of shares of Common Stock that the Holder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be appropriately adjusted.

               11.3 Reorganization. If any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other corporation or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person (including any individual, partnership, joint venture, corporation, trust or group thereof), shall be effected in such a way that the holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, upon exercise of the Warrant Certificate, the Holder shall have the right to receive the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that the Holder would have been entitled to receive upon exercise of the Warrants had the Warrants been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 11.

               11.4 Record Date Adjustments. In any case in which this Section 11 requires that a downward adjustment of the Exercise Price shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (A) issuing to the Holder exercised after such record date and before the occurrence of such event the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event over and above the Warrant Shares issuable upon such exercise before giving effect to such adjustment and (B) paying to the Holder any amount in cash in lieu of a fractional share pursuant to Section 4.3 hereof.

               11.5 Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price and/or the number of Warrant Shares that may be issued, then and in each such case the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price and number of shares purchasable after giving effect to such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculated is based.

               11.6 Special Dividends. If (other than in a dissolution or liquidation) securities of the Company (other than shares of Common Stock or securities issued pursuant to a shareholder rights plan or any similar plan) or assets (other than cash dividends payable out of retained earnings or out of any amount legally available for dividends under the laws of the State of Delaware) are issued by way of a dividend on outstanding shares of Common Stock, then the Exercise Price shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the record date for the determination of the stockholders entitled to receive such dividend by a fraction, the numerator of which shall be the Closing Price on such record date less the then fair market value as determined by the Board of Directors of the Company, whose determination shall be conclusive, of the portion of the securities or assets distributed applicable to one share of Common Stock and the denominator of which shall be such Closing Price. Such adjustment shall become effective immediately prior to the opening of business on the day following such record date.

               11.7 No Adjustments to Exercise Price. No adjustments in the Exercise Price in accordance with the provisions of this Section 11 need be made if such adjustment would amount to a change in the Exercise Price of less than $.01; provided, however, that the amount by which any adjustment is not made by reason of the provision of this Section shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

               11.8 Readjustments, etc. If an adjustment is made pursuant to this Section 11, and the event to which the adjustment relates does not occur, then any adjustments in the Exercise Price or number of Warrant Shares that were made in accordance with such paragraphs shall be adjusted back to the Exercise Price and the number of Warrant Shares that were in effect immediately prior to the record date for such event. In any case in which an adjustment is required pursuant to this Section 11 as of the record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Warrant exercised after such record date the shares of Common Stock and other securities, if any, issuable upon such exercise over and above the shares of Common Stock and other securities, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

        12. Officer's Certificate. Whenever the number of Warrant Shares that may be purchased upon exercise of the Warrants or the Exercise Price is adjusted as required by the provisions of this Warrant Certificate, the Company will forthwith file in the custody of its Secretary or an Assistant

Secretary at its principal office an officer's certificate showing the adjusted number of Warrant Shares that may be purchased upon exercise of the Warrants and the adjusted Exercise Price, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by any registered holder of a Warrant Certificate. The Company shall, forthwith after such adjustment, cause a copy of such certificate to be mailed to each registered holder of a Warrant Certificate at the time of such mailing. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any action referred to in Section 11 hereof.

        13. Notice of Certain Events.

               13.1 At any time during the Exercise Period, in the event:

                      13.1.1 the Company authorizes the distribution to all holders of the Common Stock of evidences of its indebtedness or assets (other than cash dividends payable out of retained earnings or out of amounts legally available for distribution under the laws of the State of Delaware or stock dividends or securities issued pursuant to a shareholders rights plan or any similar plan); or

                      13.1.2 of any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change in the outstanding Common Stock) or of the sale, lease or other transfer of all or substantially all of the assets of the Company; or

                      13.1.3 of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then the Company will cause to be mailed to the Holder, at least 20 days before the applicable record or effective date hereinafter specified, a notice stating
(A) the date as of which the holders of Common Stock of record entitled to receive any such rights, warrants or distributions are to be determined or (B) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

        14. Termination. This Warrant Certificate shall terminate at 5:00 p.m., Los Angeles time, on the earlier of (i) the Expiration Date or (ii) the date upon which all Warrants have been exercised.

        15. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant Certificate without the approval of the Holder in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not adversely affect the interests of the Holder.

        The Company shall mail notice to the Holder, in accordance with Section 16 hereof, of any supplement or amendment affecting the rights of the Holder effected pursuant to this Section 15, within 60 days of any such supplement or amendment.

        16. Notices. Any notice pursuant to this Warrant Certificate to be given by the Holder to the Company shall be sufficiently given if sent by facsimile or first-class mail, postage prepaid, addressed (until another address is designated in writing by the Company) as follows:

                      International Remote Imaging Systems, Inc.
                      9162 Eton Avenue
                      Chatsworth, California 91311
                      Attention:    Dr. John A. O'Malley
                      Telephone:    (818) 709-1244
                      Facsimile:    (818) 700-9661

        Notices or demands authorized by this Warrant Certificate to be given or made by the Company to the Holder shall be sufficiently given or made if sent by facsimile or first-class mail, postage prepaid, addressed (until another address is designated in writing by the Holder) as follows:

                      Digital Imaging Technologies, Inc.
                      2950 North Loop West, Suite 1050
                      Houston, Texas  77092
                      Attention:    James L. Hurn
                      Telephone:    (713) 956-2165
                      Facsimile:    (713) 956-2185

        Notices or demands authorized by this Warrant Certificate to be given or made by the Company only need be given to any subsequent Holder(s) if the Company has received written notice of the transfer of part or all the Warrants to such subsequent Holder(s) in accordance with the terms of this Warrant Certificate and shall be sufficiently given or made if sent by facsimile or first-class mail, postage prepaid, addressed to the most recent address of such subsequent Holder(s) as reflected on the Company's books (until another address is designated in writing by such subsequent Holder(s)).

        17. Benefits of This Warrant Certificate. Nothing in this Warrant Certificate shall be construed to give to any person or corporation, other than the Company and the Holder, any legal or equitable right, remedy or claim under this Warrant Certificate; but this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Holder.

        18. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

        19. Successors. All covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and permitted assigns.

        20. Headings. The headings in this Warrant Certificate are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Warrant Certificate or of any particular provision.


                       ***[NEXT PAGE IS SIGNATURE PAGE]***

SIGNATURE PAGE TO WARRANT CERTIFICATE


        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.


                                        "COMPANY"

                                        INTERNATIONAL REMOTE IMAGING SYSTEMS,
                                        INC., a Delaware corporation



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                SUBSCRIPTION FORM


                        (To be executed if Holder desires
                      to exercise the Warrant Certificate)


        The undersigned hereby irrevocably exercises this Warrant to purchase ____________ shares of Common Stock and herewith makes payment of $___________ in payment of the Exercise Price thereof on the terms and conditions specified in this Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest herein to the Company and directs that the Warrant Shares deliverable upon the exercise of such Warrants be registered in the name and at the address specified below and delivered thereto.



               Name___________________________________________________
                               (Please Print or Type)

               Address_________________________________________________


               City, State and Zip Code________________________________

               Taxpayer Identification
                 or Social Security Number_____________________________



Dated:________________                      ____________________________________
                                            Signature of Registered Holder



                                     NOTICE

        The signature to the foregoing Subscription Form must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                             WARRANT ASSIGNMENT FORM


              (To be executed by the Holder if such Holder desires
                      to transfer the Warrant Certificate.)


        FOR VALUE RECEIVED ___________________ hereby sells, assigns and transfers to:



               Name___________________________________________________
                               (Please Print or Type)

               Address_________________________________________________


               City, State and Zip Code________________________________

               Taxpayer Identification
                 or Social Security Number_____________________________


the right to purchase up to ____________________ Warrant Shares represented by this Warrant Certificate and does hereby irrevocably constitute and appoint

______________________________________________________________ to transfer said
Warrant on behalf of the Company, with full power of substitution in the premises.



Dated:________________                      ____________________________________
                                            Signature of Registered Holder



                                     NOTICE

        The signature to the foregoing Warrant Assignment Form must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

THESE WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER THE SECURITIES LAWS OR "BLUE SKY" LAWS OF ANY STATE. AS A RESULT, SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR APPLICABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS THEREOF. ANY SALE OR TRANSFER OF SUCH SECURITIES, OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IS SUBJECT TO THE PRIOR DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE ISSUER THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.


                               WARRANT CERTIFICATE

Series "F" No. 5                                                 21,960 Warrants


                         WARRANTS TO PURCHASE SHARES OF

                                 COMMON STOCK OF

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.


                            VOID AFTER JULY 31, 2001



        This certifies that, for value received, Anthony G. Landells, an individual ("LANDELLS"), is the registered holder of the number of Warrants (the "WARRANTS") set forth above. Each Warrant entitles Landells, or his permitted successors and assigns ("HOLDERS"), to purchase from INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation (the "COMPANY"), subject to the terms and conditions set forth hereinafter, one fully paid and nonassessable share (a "WARRANT SHARE") of common stock, $.01 par value per share, of the Company for Three Dollars and Fifty-Six Cents ($3.56). The Warrants may be exercised at any time or from time to time on or after the date hereof and will expire at 5:00 p.m., Los Angeles time, on July 31, 2001, or if such date shall be a holiday or a day on which banks are authorized to close, then the next following date which is neither a holiday or a day on which banks are authorized to close (the "EXPIRATION DATE"). Upon the Expiration Date, all rights evidenced by the Warrants shall cease and the Warrants shall become void. Exercise of a Warrant Share shall be made by surrender of this Warrant Certificate to the Company at its principal office located at 9162 Eton Avenue, Chatsworth, California 91311 with the form of election to purchase appearing at the end of this Warrant Certificate duly completed and signed, and accompanied by payment of the Exercise Price in cash or by certified or official bank check payable to the order of the Company.

        1. Definitions. As used in this Warrant Certificate, the following terms shall have the following meanings:

               1.1 "CLOSING PRICE" shall mean the closing price per share of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or traded on any such exchange, on the NASDAQ National Market System or, if not listed or traded on any such exchange or system, the mean of the closing bid and asked prices per share on NASDAQ or, if such quotations are not available, the fair market value as reasonably determined by the Board of Directors of the Company or any committee of such Board.

               1.2 "COMMON STOCK" means (i) the class of stock designated as the common stock, $.01 par value per share, of the Company on the date hereof or
(ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. Unless the context requires otherwise, all references to Common Stock and Warrant Shares in this Warrant Certificate shall, in the event of an adjustment pursuant to
Section 11 hereof, be deemed to refer also to any other securities or property then issuable upon exercise of the Warrants as a result of such adjustment.

               1.3 "EXERCISE PERIOD" shall mean the period from the date hereof to 5:00 p.m., Los Angeles time on the Expiration Date.

               1.4 "EXERCISE PRICE" means Three Dollars and Fifty-Six Cents ($3.56) per share of Common Stock, as adjusted from time to time pursuant to
Section 11.

               1.5 "EXPIRATION DATE" means July 31, 2001, or if such date shall be a holiday or a day on which banks are authorized to close, then the next following date which is neither a holiday or a day on which banks are authorized to close.

               1.6 "REGISTRATION RIGHTS AND STANDSTILL AGREEMENT" means the Registration Rights and Standstill Agreement dated as of even date herewith between the Company and Landells.

        2. Exercise. Each Warrant shall entitle the Holder to purchase one Warrant Share (or such number of Warrant Shares as may result from adjustments made from time to time as provided herein) upon the exercise thereof during the Exercise Period at the Exercise Price; provided, however, that the Warrants are exercisable only for whole shares and cash will be paid in lieu of fractional shares in accordance with Section 4.3.

        3. Form of Warrant Certificate. All certificates representing the Warrants ("WARRANT CERTIFICATES"), which may hereinafter be issued and the forms of election to purchase shares to accompany such Warrant Certificates shall be substantially in the form of this Warrant Certificate and may have such letters, numbers or other marks of identification or designation and such legends (including, without limitation, a legend referring to restrictions on resale by statutory underwriters), summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Certificate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the NASDAQ National Market System or any stock exchange on which the Warrants may from time to time be listed. All Warrant Certificates shall be executed on behalf of the Company by its President or any Vice President. Warrants shall be dated as of the date of issuance either upon their initial issuance or transfer by the Company.

        4. Duration and Exercise of Warrants.

               4.1 (a) Exercise Period. The Warrants may be exercised at any time or from time to time during the Exercise Period. Upon the Expiration Date, all rights evidenced by the Warrants shall cease and the Warrants shall become void.

                      (b) Manner of Exercise. Subject to the provisions of this Warrant Certificate, the Holder shall have the right to purchase from the Company (and the Company shall issue and sell to the Holder) the number of fully paid and nonassessable Warrant Shares set forth on this Warrant Certificate (or such number of Warrant Shares as may result from adjustments made from time to time as provided in this Warrant Certificate), at the Exercise Price, upon (i) surrender of the Warrant Certificate to the Company at its principal office located at 9162 Eton Avenue, Chatsworth, California 91311 with the exercise form attached hereto duly completed and signed by the Holder or by a duly appointed legal representative thereof or by a duly authorized attorney and (ii) payment in cash or in certified or official bank check payable to the order of the Company of the Exercise Price for the Warrant Share or Warrant Shares in respect of which such Warrant is then exercised. Upon surrender of a Warrant Certificate, and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as Holder may designate, a certificate or certificates for the number of Warrant Shares so purchased upon the exercise of such Warrant, together with cash in respect of any fraction of a Warrant Share issuable upon such surrender.

               4.2 Unexercised Portion. In the event that less than all of the Warrants represented by this Warrant Certificate are exercised before 5:00 p.m., Los Angeles time, on the Expiration Date, a new Warrant Certificate, duly executed by the Company, will be issued for the remaining number of Warrants exercisable pursuant to the Warrant Certificate so surrendered.

               4.3 No Fractional Shares. Warrants may not be exercised for a fraction of a share. In lieu of issuing fractional shares, the Company will pay an amount in cash equal to that fractional interest of the then current Closing Price per share of Common Stock.

               4.4 Adjustments. The number of Warrant Shares to be received upon the exercise of a Warrant is subject to adjustment from time to time as hereinafter set forth.

        5. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the original issuance of the Warrants and of the shares of Common Stock issuable upon the exercise of Warrants; provided, however, that the Company shall not be required to (a) pay any tax which may be payable in respect to any transfer involved in the transfer and delivery of Warrant Certificates or the issuance or delivery of certificates for Warrant Shares in a name other than that of the Holder upon the exercise of a Warrant or (b) issue or deliver any certificate for Warrant Shares upon the exercise of any Warrants until any such tax required to be paid under clause (a) shall have been paid, all such tax being payable by the Holder at the time of surrender.

        6. Mutilated or Missing Warrants. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of a substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor and evidencing the number of Warrant Shares purchasable upon exercise of the Warrant Certificate so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to it. Applicants for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

        7. Reservation of Warrant Shares; Stock Certificates. The Company shall at all times reserve for issuance and delivery upon exercise of the Warrants, such number of Warrant Shares or other shares of capital stock of the Company from time to time issuable upon exercise of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

        8. Registration of Warrants and Warrant Shares.

               8.1 Unregistered Status of Warrants and Warrant Shares. Neither the Warrants nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or qualified under applicable state securities laws and may not be transferred, sold, assigned, pledged or otherwise disposed of unless (i) a registration statement under the Securities Act shall have become effective with respect thereto and all applicable qualifications under state securities laws shall have been obtained with respect thereto or (ii) a written opinion from counsel for the Holder reasonably satisfactory to the Company has been obtained stating that no such registration or qualification is required.

               8.2 Registration Rights. The Holder is entitled to certain registration rights from the Company as set forth in the Registration Rights and Standstill Agreement.

        9. Exchange, Transfer or Assignment of Warrant. Warrants may not be transferred, sold, assigned, pledged or otherwise disposed of unless and until IRIS receives from the transferee, buyer, assignee, pledgee or other recipient (and from such person's spouse, if applicable) a written consent to be bound by all of the terms and conditions of the Registration Rights and Standstill Agreement. Subject to the preceding sentence and Section 8.1, Warrants may be assigned or transferred, at the option of the Holder, upon surrender of Warrant Certificates to the Company, accompanied (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered Holder or by a duly authorized representative or attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee and the surrendered Warrant Certificate shall be canceled by the Company. Any new Warrant or Warrants issued pursuant to this Section 9 shall be dated as of the date of issuance by the Company.

        10. Rights of Warrant Certificate Holder. The Holder shall not, by virtue of being the holder of any Warrant Certificate or Warrants, be entitled to any rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant Certificate.

        11. Antidilution Provisions. The Exercise Price, the number of Warrant Shares that may be purchased upon the exercise of a Warrant and the number of Warrants outstanding will be subject to change or adjustment as follows:

               11.1 Stock Dividends and Stock Splits. If at any time after the date of the issuance of the Warrants and before 5:00 p.m., Los Angeles, time, on the Expiration Date, (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of such subdivision or split-up, as the case may be, the number of shares to be delivered upon exercise of any Warrant will be appropriately increased so that the Holder thereafter will be entitled to receive the number of shares of Common Stock that the Holder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be appropriately adjusted. The time of occurrence of an event giving rise to an adjustment made pursuant to this
Section 11.1 shall, in the case of a subdivision, combination or reclassification, be the effective date thereof and shall, in the case of a dividend or distribution, be the record date thereof.

               11.2 Combination of Stock. If the number of shares of Common Stock outstanding at any time after the date of the issuance of the Warrants and before 5:00 p.m., Los Angeles time, on the Expiration Date shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of any Warrant will be appropriately decreased so that the Holder thereafter will be entitled to receive the number of shares of Common Stock that the Holder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be appropriately adjusted.

               11.3 Reorganization. If any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other corporation or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person (including any individual, partnership, joint venture, corporation, trust or group thereof), shall be effected in such a way that the holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, upon exercise of the Warrant Certificate, the Holder shall have the right to receive the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that the Holder would have been entitled to receive upon exercise of the Warrants had the Warrants been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 11.

               11.4 Record Date Adjustments. In any case in which this Section 11 requires that a downward adjustment of the Exercise Price shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (A) issuing to the Holder exercised after such record date and before the occurrence of such event the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event over and above the Warrant Shares issuable upon such exercise before giving effect to such adjustment and (B) paying to the Holder any amount in cash in lieu of a fractional share pursuant to Section 4.3 hereof.

               11.5 Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price and/or the number of Warrant Shares that may be issued, then and in each such case the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price and number of shares purchasable after giving effect to such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculated is based.

               11.6 Special Dividends. If (other than in a dissolution or liquidation) securities of the Company (other than shares of Common Stock or securities issued pursuant to a shareholder rights plan or any similar plan) or assets (other than cash dividends payable out of retained earnings or out of any amount legally available for dividends under the laws of the State of Delaware) are issued by way of a dividend on outstanding shares of Common Stock, then the Exercise Price shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the record date for the determination of the stockholders entitled to receive such dividend by a fraction, the numerator of which shall be the Closing Price on such record date less the then fair market value as determined by the Board of Directors of the Company, whose determination shall be conclusive, of the portion of the securities or assets distributed applicable to one share of Common Stock and the denominator of which shall be such Closing Price. Such adjustment shall become effective immediately prior to the opening of business on the day following such record date.

               11.7 No Adjustments to Exercise Price. No adjustments in the Exercise Price in accordance with the provisions of this Section 11 need be made if such adjustment would amount to a change in the Exercise Price of less than $.01; provided, however, that the amount by which any adjustment is not made by reason of the provision of this Section shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

               11.8 Readjustments, etc. If an adjustment is made pursuant to this Section 11, and the event to which the adjustment relates does not occur, then any adjustments in the Exercise Price or number of Warrant Shares that were made in accordance with such paragraphs shall be adjusted back to the Exercise Price and the number of Warrant Shares that were in effect immediately prior to the record date for such event. In any case in which an adjustment is required pursuant to this Section 11 as of the record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Warrant exercised after such record date the shares of Common Stock and other securities, if any, issuable upon such exercise over and above the shares of Common Stock and other securities, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

        12. Officer's Certificate. Whenever the number of Warrant Shares that may be purchased upon exercise of the Warrants or the Exercise Price is adjusted as required by the provisions of this Warrant Certificate, the Company will forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officer's certificate showing the adjusted number of Warrant Shares that may be purchased upon exercise of the Warrants and the adjusted Exercise Price, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by any registered holder of a Warrant Certificate. The Company shall, forthwith after such adjustment, cause a copy of such certificate to be mailed to each registered holder of a Warrant Certificate at the time of such mailing. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any action referred to in Section 11 hereof.

        13. Notice of Certain Events.

               13.1 At any time during the Exercise Period, in the event:

                      13.1.1 the Company authorizes the distribution to all holders of the Common Stock of evidences of its indebtedness or assets (other than cash dividends payable out of retained earnings or out of amounts legally available for distribution under the laws of the State of Delaware or stock dividends or securities issued pursuant to a shareholders rights plan or any similar plan); or

                      13.1.2 of any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change in the outstanding Common Stock) or of the sale, lease or other transfer of all or substantially all of the assets of the Company; or

                      13.1.3 of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then the Company will cause to be mailed to the Holder, at least 20 days before the applicable record or effective date hereinafter specified, a notice stating
(A) the date as of which the holders of Common Stock of record entitled to receive any such rights, warrants or distributions are to be determined or (B) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

        14. Termination. This Warrant Certificate shall terminate at 5:00 p.m., Los Angeles time, on the earlier of (i) the Expiration Date or (ii) the date upon which all Warrants have been exercised.

        15. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant Certificate without the approval of the Holder in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not adversely affect the interests of the Holder.

        The Company shall mail notice to the Holder, in accordance with Section 16 hereof, of any supplement or amendment affecting the rights of the Holder effected pursuant to this Section 15, within 60 days of any such supplement or amendment.

        16. Notices. Any notice pursuant to this Warrant Certificate to be given by the Holder to the Company shall be sufficiently given if sent by facsimile or first-class mail, postage prepaid, addressed (until another address is designated in writing by the Company) as follows:

                      International Remote Imaging Systems, Inc.
                      9162 Eton Avenue
                      Chatsworth, California 91311
                      Attention:    Dr. John A. O'Malley

                      Telephone:    (818) 709-1244
                      Facsimile:    (818) 700-9661

        Notices or demands authorized by this Warrant Certificate to be given or made by the Company to the Holder shall be sufficiently given or made if sent by facsimile or first-class mail, postage prepaid, addressed (until another address is designated in writing by the Holder) as follows:

                      Anthony G. Landells
                      c/o Perceptive Scientific International Ltd.
                      Halladale, Lakeside
                      Chester Business Park
                      Wrexham Road
                      Chester England CH4 9QT
                      Telephone:    (01244) 682288
                      Facsimile:    (01244) 681555

        Notices or demands authorized by this Warrant Certificate to be given or made by the Company only need be given to any subsequent Holder(s) if the Company has received written notice of the transfer of part or all the Warrants to such subsequent Holder(s) in accordance with the terms of this Warrant Certificate and shall be sufficiently given or made if sent by facsimile or first-class mail, postage prepaid, addressed to the most recent address of such subsequent Holder(s) as reflected on the Company's books (until another address is designated in writing by such subsequent Holder(s)).

        17. Benefits of This Warrant Certificate. Nothing in this Warrant Certificate shall be construed to give to any person or corporation, other than the Company and the Holder, any legal or equitable right, remedy or claim under this Warrant Certificate; but this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Holder.

        18. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

        19. Successors. All covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and permitted assigns.

        20. Headings. The headings in this Warrant Certificate are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Warrant Certificate or of any particular provision.


                      ***[NEXT PAGE IS SIGNATURE PAGE]***

SIGNATURE PAGE TO WARRANT CERTIFICATE


        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.



                                        "COMPANY"

                                        INTERNATIONAL REMOTE IMAGING SYSTEMS,
                                        INC., a Delaware corporation



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                SUBSCRIPTION FORM


                        (To be executed if Holder desires
                      to exercise the Warrant Certificate)


        The undersigned hereby irrevocably exercises this Warrant to purchase ____________ shares of Common Stock and herewith makes payment of $___________ in payment of the Exercise Price thereof on the terms and conditions specified in this Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest herein to the Company and directs that the Warrant Shares deliverable upon the exercise of such Warrants be registered in the name and at the address specified below and delivered thereto.



               Name___________________________________________________
                              (Please Print or Type)

               Address________________________________________________


               City, State and Zip Code________________________________

               Taxpayer Identification
                 or Social Security Number_____________________________




Dated:________________                      ____________________________________
                                            Signature of Registered Holder



                                     NOTICE

        The signature to the foregoing Subscription Form must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                             WARRANT ASSIGNMENT FORM


              (To be executed by the Holder if such Holder desires
                      to transfer the Warrant Certificate.)


        FOR VALUE RECEIVED ___________________ hereby sells, assigns and transfers to:



               Name___________________________________________________
                              (Please Print or Type)

               Address________________________________________________


               City, State and Zip Code________________________________

               Taxpayer Identification
                 or Social Security Number_____________________________


the right to purchase up to ____________________ Warrant Shares represented by this Warrant Certificate and does hereby irrevocably constitute and appoint

______________________________________________________________ to transfer said
Warrant on behalf of the Company, with full power of substitution in the premises.



Dated:________________                      ____________________________________
                                            Signature of Registered Holder



                                     NOTICE

        The signature to the foregoing Warrant Assignment Form must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.